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                                                                   Exhibit 10.12

                           INDEMNIFICATION AGREEMENT



                 This Indemnification Agreement, dated effective as of __________, 1995, is made by and between KANI, INC., a California corporation (the "Company"), and ___________________ (the "Indemnitee").

                                    RECITALS

                 A. The Company is aware that competent and experienced persons are increasingly reluctant to serve as directors or officers of corporations unless they are protected by comprehensive liability insurance or indemnification, due to increased exposure to litigation costs and risks resulting from their service to such corporations, and due to the fact that the exposure frequently bears no reasonable relationship to the compensation of such directors and officers;

                 B. The statutes and judicial decisions regarding the duties of directors and officers are often difficult to apply, ambiguous or conflicting, and therefore fail to provide such directors and officers with adequate, reliable knowledge of legal risks to which they are exposed or information regarding the proper course of action to take;

                 C. Plaintiffs often seek damages in such large amounts and the costs of litigation may be so enormous (whether or not the case is meritorious), that the defense and/or settlement of such litigation is often beyond the personal resources of officers and directors;

                 D. The Company believes that it is unfair for its directors and officers to assume the risk of huge judgments and other expenses which may occur in cases in which the director or officer received no personal profit and in cases where the director or officer was not culpable;

                 E. The Company recognizes that the issues in controversy in litigation against a director or officer of a corporation such as the Company are often related to the knowledge, motives and intent of such director or officer, that such director or officer is usually the only witness with knowledge of the essential facts and exculpating circumstances regarding such matters and that the long period of time which usually elapses before the trial or other disposition of such litigation often extends beyond the time that the director or officer can reasonably recall such matters; and may extend beyond the normal time for retirement for such director or officer with the result that such director or officer, after retirement or in the event of such director's death, his spouse, heirs executors or administrators, may be faced with





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limited ability and undue hardship in maintaining an adequate defense, which may discourage such director or officer from serving in that position;

                 F. Based upon their experience as business managers, the Board of Directors of the Company (the "Board") has concluded that, to retain and attract talented and experienced individuals to serve as officers and directors of the Company and its subsidiaries and to encourage such individuals to take the business risks necessary for the success of the Company and its subsidiaries, it is necessary for the Company to contractually indemnify its officers and directors, and to assume for itself maximum liability for expenses and damages in connection with claims against such officers and directors in connection with their service to the Company, and has further concluded that the failure to provide such contractual indemnification could result in great harm to the Company and its subsidiaries and the Company's shareholders;

                 G. Sections 204 and 317 of the California Corporations Code (the "Corporations Code"), under which the Company is organized, empowers the Company to indemnify its officers, directors, employees and agents by agreement and to indemnify persons who serve, at the request of the Company as the directors, officers, employees or agents of other corporations, partnerships, joint ventures, trusts or enterprises;

                 H. The Articles of Incorporation of the Company provide that the directors and officers of the Company shall be indemnified by the Company to the fullest extent permitted by the Corporations Code;

                 I. The Company, after reasonable investigation prior to the date hereof, has determined that the liability insurance coverage available to the Company as of the date hereof is inadequate and/or unreasonably expensive. The Company believes, therefore, that the interest of the Company's shareholders would best be served by a combination of such insurance as the Company may obtain, pursuant to the Company's obligations hereunder and the indemnification by the Company of the directors and officers of the Company;

                 J. The Company desires and has requested the Indemnitee to serve or continue to serve as a director and/or officer of the Company free from undue concern for claims for damages arising out of or related to such services to the Company; and

                 K. The Indemnitee is willing to serve, or to continue to serve, the Company, provided that the Indemnitee is furnished the indemnity provided for herein.





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                                   AGREEMENT

                 NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

                 1.   Definitions.

                          (a) Agent.  For the purpose of this Agreement,
"agent" of the Company means any person who is or was a director, officer, employee or other agent of the Company or a subsidiary of the Company; or is or was serving at the request of, for the convenience of, or to represent the interests of the Company or a subsidiary of the Company as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise.

                          (b) Expenses.  For purposes of this Agreement,
"expenses" includes all direct and indirect costs of any type or nature whatsoever (including, without limitation, all attorneys' fees and related disbursements, other out-of-pocket costs and reasonable compensation for time spent by the Indemnitee for which he is not otherwise compensated by the Company or any third party) actually and reasonably incurred by the Indemnitee in connection with the investigation, defense or appeal of a proceeding or in establishing or enforcing a right to indemnification under this Agreement or
Section 317, or in settling or otherwise disposing of a pending action provided court approval is obtained, or otherwise.

                          (c)  Proceeding.  For the purposes of this Agreement,
"proceeding" means any threatened, pending, or completed action, suit or other proceeding, whether civil, criminal, administrative, or investigative.

                 2. Agreement to Serve. The Indemnitee agrees to serve and/or continue to serve as an agent of the Company, at its will (or under separate agreement, if such agreement exists), in the capacity Indemnitee currently serves as an agent of the Company, so long as he is duly appointed or elected and qualified in accordance with the applicable provisions of the Bylaws of the Company or until such time as the Indemnitee tenders the Indemnitee's resignation in writing; provided, however, that nothing in this Agreement is intended to create any right to continued employment by Indemnitee.

                 3.       Maintenance of Liability Insurance.

                          (a)  The Company hereby covenants and agrees that, so
long as the Indemnitee shall continue to serve as an agent of the Company and thereafter so long as the Indemnitee shall be subject to any possible proceeding by reason of the fact that the Indemnitee was an agent of the Company, the





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Company, subject to Section 3(c), shall promptly obtain and maintain in full force and effect directors' and officers' liability insurance ("D&O Insurance") in reasonable amounts from established and reputable insurers.

                          (b)  In all policies of D&O Insurance, the Indemnitee
shall be named as an insured in such a manner as to provide the Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors, if the Indemnitee is a director; or of the Company's officers, if the Indemnitee is not a director of the Company but is an officer; or of the Company's key employees, if the Indemnitee is not an officer or director but is a key employee.

                          (c)  Notwithstanding the foregoing, the Company shall
have no obligation to obtain or maintain D&O Insurance if the Company determines in good faith that such insurance is not reasonably available, the premium costs for such insurance are disproportionate to the amount of coverage provided, the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or the Indemnitee is covered by similar insurance maintained by a subsidiary of the Company.

                 4. Mandatory Indemnification. Subject to 4(d) and (e) below, the Company shall indemnify the Indemnitee:

                          (a)  Third Party Actions.  If the Indemnitee is a
person who was or is a party or is threatened to be made a party to any proceeding (other than action by or in the right of the Company) by reason of the fact that he is or was an agent of the Company, or by reason of anything done or not done by him in any such capacity, against any and all expenses and liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) actually and reasonably incurred by him in connection with the investigation, defense, settlement or appeal of such proceeding; and

                          (b)  Derivative Actions.  If the Indemnitee is a
person who was or is a party or is threatened to be made a party to any proceeding by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was an agent of the Company, or by reason of anything done or not done by him in any such capacity, against any and all expenses actually and reasonably incurred by him in connection with the investigation, defense, settlement, or appeal of such proceeding; and

                          (c)  Actions Where Indemnitee is Deceased.  If the
Indemnitee is a person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that he is or was an agent of the Company, or by reason of





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anything done or not done by him in any such capacity, against any and all expenses and liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes and penalties, and amounts paid in settlement) actually and reasonably incurred by or for him in connection with the investigation, defense, settlement or appeal of such proceeding and, prior to, during the pendency or after completion of such proceeding Indemnitee is deceased.

                          (d)  Limitations Imposed by Sections 204 and 317.
Notwithstanding the foregoing, the Company shall not be obligated to indemnify the Indemnitee as to circumstances in which indemnity is expressly prohibited by Section 317 of the Corporations Code, or if the Indemnitee is a director, for any acts or omissions from which a director may not be relieved of liability as set forth in Section 204 of the Corporations Code.

                          (e)  Expenses Paid by Insurance.  Notwithstanding the
foregoing, the Company shall not be obligated to indemnify the Indemnitee for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) which have been paid directly to Indemnitee by D&O Insurance.

                 5. Partial Indemnification. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of any expense or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) incurred by him in the investigation, defense, settlement or appeal of a proceeding but not entitled, however, to indemnification for all of the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for such total amount except as to the portion thereof to which the Indemnitee is not entitled.

                 6. Mandatory Advancement of Expenses. Subject to Section 10(a) below, the Company shall advance all expenses incurred by the Indemnitee in connection with the investigation, defense, settlement or appeal of any proceeding to which the Indemnitee is a party or is threatened to be made a party by reason of the fact that the Indemnitee is or was an agent of the Company. Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall be determined ultimately that the Indemnitee is not entitled to be indemnified by the Company as authorized hereby. The advances to be made hereunder shall be paid by the Company to the Indemnitee within twenty (20) days following delivery of a written request therefor by the Indemnitee to the Company.





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                 7.  Notice and Other Indemnification Procedures.

                          (a)  Promptly after receipt by the Indemnitee of
notice of the commencement of or the threat of commencement of any proceeding, the Indemnitee shall, if the Indemnitee believes that indemnification with respect thereto may be sought from the Company under this Agreement, notify the Company of the commencement or threat of commencement thereof; provided, however, that failure of Indemnitee to provide such notice will not relieve the Company of its liability hereunder if the Company receives notice of such proceeding from any other source.

                          (b)  If, at the time of the receipt of a notice of
the commencement of a proceeding pursuant to Section 7(a) hereof, the Company has D&O Insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

                          (c)  In the event the Company shall be obligated to
pay the expenses of any proceeding against the Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such proceeding, with counsel approved by the Indemnitee, upon the delivery to the Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by the Indemnitee and the retention of such counsel by the Company, the Company will not be liable to the Indemnitee under this Agreement for any fees of counsel subsequently incurred by the Indemnitee with respect to the same proceeding except for reasonable costs of investigation, provided that (i) the Indemnitee shall have the right to employ his counsel in any such proceeding at the Indemnitee's expense; and (ii) if (A) the employment of counsel by the Indemnitee has been previously authorized by the Company, (B) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of any such defense or (C) the Company shall not, in fact, have employed counsel to assume the defense of such proceeding, the fees and expenses of Indemnitee's counsel shall be at the expense of the Company.

                 8. Enforcement. Any right to indemnification or advances granted by this Agreement to Indemnitee shall be enforceable by or on behalf of Indemnitee in any court of competent jurisdiction if (a) the claim for indemnification or advances is denied, in whole or in part, or (b) no disposition of such claim is made within ninety (90) days of request therefor. Indemnitee, in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the





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expense of prosecuting his claim.  It shall be a defense to any action for which a claim for indemnification is made under this Agreement (other than an action brought to enforce a claim for expenses pursuant to Section 6 hereof, provided that the required undertaking has been tendered to the Corporation) that Indemnitee is not entitled to indemnification because of the limitations set forth in Sections 4(d) and 10 hereof. Neither the failure of the Corporation (including its Board of Directors or its shareholders) to have made a determination prior to the commencement of such enforcement action that indemnification of Indemnitee is proper in the circumstances, nor an actual determination by the Corporation (including its Board of Directors or its stockholders) that such indemnification is improper shall be a defense to the action or create a presumption that Indemnitee is not entitled to indemnification under this Agreement or otherwise.

                 9. Shareholder Ratification. Unless the form of this Agreement has been approved by the shareholders of the Company, this Agreement shall be expressly subject to ratification by such shareholders. If the form of this Agreement is not so ratified and/or approved by such shareholders before the effective date of this Agreement, or within one year after the effective date hereof, this Agreement shall be void.

                 10. Exceptions. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

                          (a)  Claims Initiated by Indemnitee.  To indemnify or
advance expenses to the Indemnitee with respect to proceedings or claims initiated or brought voluntarily by the Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under Section 317, but such indemnification or advancement of expenses may be provided by the Company in specific cases if the Board of Directors finds it to be appropriate; or

                          (b)  Lack of Good Faith.  To indemnify the Indemnitee
for any expenses incurred by the Indemnitee with respect to any proceeding instituted by the Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such proceeding was not made in good faith or was frivolous; or

                          (c)  Unauthorized Settlements.  To indemnify the
Indemnitee under this Agreement for any amounts paid in settlement of a proceeding unless the Company consents to such settlement, which consent shall not be unreasonably withheld.





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                 11.      Non-exclusivity.  The provisions for indemnification
and advancement of expenses set forth in this Agreement shall not be deemed exclusive of any other rights which the Indemnitee may have under any provision of law, the Company's Articles of Incorporation or Bylaws, the vote of the Company's shareholders or disinterested directors, other agreements, or otherwise, both as to action in his official capacity and to action in another capacity while occupying his position as an agent of the Company, and the Indemnitee's rights hereunder shall continue after the Indemnitee has ceased acting as an agent of the Company and shall inure to the benefit of the heirs, executors and administrators of the Indemnitee.

                 12. Interpretation of Agreement. It is understood that the parties hereto intend this Agreement to be interpreted and enforced so as to provide indemnification to the Indemnitee to the fullest extent permitted by law.

                 13. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever, (a) the validity, legality and enforceability of the remaining provisions of the Agreement (including without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifest by the provision held invalid, illegal or unenforceable and to give effect to Section 12 hereof.

                 14. Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

                 15. Successors and Assigns. The terms of this Agreement shall bind, and shall inure to the benefit of, the successors and assigns of the parties hereto.

                 16. Notices. All notices, requests, demands and other communications provided for hereunder shall be in writing (including telegraphic or facsimile communications) and shall be mailed (return receipt requested), telegraphed, sent by facsimile or delivered to each party at the address set forth as follows, or at such other address as either party may





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designate by notice to the other, and any such notice, request, demand or other communication shall be effective upon receipt. All payments required in this Agreement shall be paid to and delivered to the party as provided herein for notice.

         Company:                 Kani, Inc.
                                  228 Manhattan Beach Boulevard
                                  Suite 200
                                  Manhattan, CA 90266
                                  Attention:  Robert Greenberg
                                             Chief Executive Officer


         Indemnitee:              _______________________________

                                  _______________________________

                                  _______________________________


                 17. Governing Law. This Agreement shall be governed exclusively by and construed according to the laws of the State of California as applied to contracts between California residents entered into and to be performed entirely within California.

                 18. Consent to Jurisdiction. The Company and the Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of California for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the state court of the State of California.





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                 The parties hereto have entered into this Indemnification
Agreement effective as of the date first above written.


                                           "Company"

                                           KANI, INC.


                                           By:______________________________
                                              Name:
                                              Title:


                                           "Indemnitee"



                                           _________________________________

                                           _________________________________
                                           (Print Name)




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